Exhibit 99.2

GUARANTEE AGREEMENT

THIS GUARANTEE AGREEMENT (as amended, modified or supplemented from time to time, the “Guarantee”), made as of April 9, 2012 (the “Effective Date”), by AG MORTGAGE INVESTMENT TRUST, INC., a Maryland corporation (the “Guarantor”), in favor of Wells Fargo Bank, National Association (the “Buyer”).

RECITALS

Pursuant to that certain master repurchase and securities contract (the “Master Repurchase Agreement”) of even date herewith among the Buyer, AG MIT, LLC, a Delaware limited liability company (the “Seller”), and the Guarantor, the Buyer has agreed from time to time to enter into transactions in which the Seller agrees to transfer to Buyer Assets (as defined in the Master Repurchase Agreement) in exchange for the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to Seller such Assets at a date certain or on demand, in exchange for the transfer of funds by Seller to Buyer. Each such transaction shall be referred to herein as a “Transaction”. The Guarantor is receiving a benefit either directly or indirectly from the Seller for entering into this Guarantee. The Guarantor is the managing member of Seller. It is a condition precedent, among others, to the obligation of the Buyer to enter into Transactions under the Master Repurchase Agreement that the Guarantor shall have executed and delivered this Guarantee to the Buyer.

NOW, THEREFORE, in consideration of the foregoing premises, to induce the Buyer to enter into the Master Repurchase Agreement and to enter into Transactions thereunder, the Guarantor hereby agrees with the Buyer, as follows:

1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Master Repurchase Agreement and used herein are so used as so defined.

(a) “Guarantor Obligations” shall mean all Repurchase Obligations, including, without limitation, the obligations and liabilities of Seller to the Buyer, whether direct or indirect, absolute or contingent, due or when due, or now existing or hereafter incurred, which may arise under, or out of or in connection with the Master Repurchase Agreement and any other Repurchase Documents and any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all reasonable fees and disbursements of legal counsel to the Buyer that are required to be paid by Seller pursuant to the terms of the Repurchase Documents and costs of enforcement of this Guarantee) or otherwise.

(b) “Material Adverse Effect”: A material adverse effect on or material adverse change in or to (i) the property, assets, business, operations, financial condition or credit quality of Seller, Guarantor, Investment Manager or any Affiliate of Seller, Guarantor or Investment Manager, (ii) the ability of Seller to pay and perform the Repurchase Obligations, (iii) the ability of Guarantor to pay and perform the Guarantor Obligations, (iv) the validity, legality, binding effect or enforceability of any Repurchase Document, Record, Purchased

Asset or security interest granted hereunder or thereunder, (v) the rights and remedies of Buyer or any Indemnified Person under any Repurchase Document or Purchased Asset, (vi) the Market Value, rating (if applicable), liquidity or other aspect of a material portion of the Purchased Assets, as determined by Buyer, or (vii) the perfection or priority of any Lien granted under any Repurchase Document.

2. Guarantee. (a) The Guarantor hereby unconditionally and irrevocably guarantees to the Buyer the prompt and complete payment and performance by Seller when due (whether at the stated maturity, by acceleration or otherwise) of the Guarantor Obligations.

(b) The Guarantor further agrees to pay any and all reasonable expenses (including, without limitation, all reasonable fees and disbursements of legal counsel) which may be paid or incurred by the Buyer in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Guarantor Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guarantee. This Guarantee shall remain in full force and effect until the Guarantor Obligations are paid in full, notwithstanding that from time to time prior thereto Seller may be free from any Guarantor Obligations.

(c) No payment or payments made by Seller or any other Person or received or collected by the Buyer from Seller or any other Person by virtue of any action or proceeding or any set-off or appropriation or application, at any time or from time to time, in reduction of or in payment of the Guarantor Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments, remain liable for the amount of the Guarantor Obligations until the Guarantor Obligations are paid in full.

(d) The Guarantor agrees that whenever, at any time, or from time to time, the Guarantor shall make any payment to the Buyer on account of the Guarantor’s liability hereunder, the Guarantor will notify the Buyer in writing that such payment is made under this Guarantee for such purpose.

3. Right of Set-off.

(a) Guarantor hereby acknowledges and agrees to the set-off rights of Buyer contained in Section 17.17 of the Master Repurchase Agreement.

(b) Guarantor hereby waives any right of setoff it may have or to which it may be or become entitled under the Repurchase Documents or otherwise against Buyer, any Affiliate of Buyer, any Indemnified Person or their respective assets or properties.

4. Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder or any set-off or application of funds of the Guarantor by the Buyer, the Guarantor shall not be entitled to be subrogated to any of the rights of the Buyer against Seller or any other guarantor or any collateral security or guarantee or right of offset held by the Buyer for the payment of the Guarantor Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from Seller or any other guarantor in respect of payments made by the Guarantor hereunder, until all amounts owing to the Buyer by Seller on account of the Guarantor Obligations are paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Guarantor Obligations shall not have been paid in full, such amounts shall be held by the Guarantor in trust for the Buyer, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Buyer in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Buyer, if required), to be applied against the Guarantor Obligations in such order as the Buyer may determine.

5. Amendments, etc. with Respect to the Guarantor Obligations. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor, and without notice to or further assent by the Guarantor, any demand for payment of any of the Guarantor Obligations made by the Buyer may be rescinded by the Buyer, and any of the Guarantor Obligations continued, and the Guarantor Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Buyer, and the Master Repurchase Agreement, and the other Repurchase Documents and any other document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Buyer may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time, held by the Buyer for the payment of the Guarantor Obligations may be sold, exchanged, waived, surrendered or released. The Buyer shall have no obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Guarantor Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against the Guarantor, the Buyer may, but shall be under no obligation to, make a similar demand on Seller and any failure by the Buyer to make any such demand or to collect any payments from Seller or any release of Seller shall not relieve the Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Buyer against the Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings and any written or oral notification transmitted to the Guarantor or Seller for the Guarantor to perform its obligations hereunder.

6. Guarantee Absolute and Unconditional. (a) The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guarantor Obligations and notice of or proof of reliance by the Buyer upon this Guarantee; the Guarantor Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived in reliance upon this Guarantee; and all dealings between Seller or the Guarantor, on the one hand, and the Buyer, on the other, shall, likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon Seller or the Guarantee with respect to the Guarantor Obligations. This Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment by the Guarantor of the Guarantor Obligations without regard to (i) the validity or enforceability of the Master Repurchase Agreement, the other Repurchase Documents, any of the Guarantor Obligations, or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Buyer, (ii) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by Seller against the Buyer, or (iii) any other, circumstance whatsoever (with or without notice to or knowledge of Seller or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantor, the Buyer may, but shall be under no obligation, to pursue such rights and remedies that it may have against Seller or any other Person or against any collateral security or guarantee for the Guarantor Obligations or any right of offset with respect thereto, and any failure by the Buyer to pursue such other rights or remedies or to collect any payments from Seller or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of Seller or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Buyer against the Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and its successors and assigns thereof, and shall inure to the benefit of the Buyer, and successors, endorsees, transferees and assigns, until all the Guarantor Obligations and the obligations of the Guarantor under this Guarantee shall have been satisfied by payment in full, notwithstanding that from time to time during the term of the Master Repurchase Agreement Seller may be free from any Repurchase Obligations.

(b) Without limiting the generality of the foregoing, the Guarantor hereby agrees, acknowledges, covenants, and represents and warrants to the Buyer as follows:

(i) The Guarantor hereby waives any defense arising by reason of, and any and all right to assert against the Buyer any claim or defense based upon, an election of remedies by the Buyer which in any manner impairs, affects, reduces, releases, destroys and/or extinguishes such Guarantor’s subrogation rights, rights to proceed against the Seller or any other guarantor for reimbursement or contribution, and/or any other rights of the Guarantor to proceed against the Seller, against any other guarantor, or against any other person or security;

(ii) The Guarantor is presently informed of the financial condition of the Seller and of all other circumstances which diligent inquiry would reveal and which bear upon the risk of nonpayment of the Repurchase Obligations. The Guarantor hereby covenants that it will make its own investigation and will continue to keep itself informed of the Seller’s financial condition, the status of other guarantors, if any, of all other circumstances which bear upon Seller’s risk of nonpayment of the Repurchase Obligations and that it will continue to rely upon sources other than the Buyer for such information and will not rely upon the Buyer for any such information. Absent a written request for such information by the Guarantor to the Buyer, the Guarantor hereby waives its right, if any, to require the Buyer to disclose to the Guarantor any information which the Buyer may now or hereafter acquire concerning such condition or circumstances including, but not limited to, the release of or revocation of a guarantee by any other guarantor; and

(iii) The Guarantor has independently reviewed the Master Repurchase Agreement, the other Repurchase Documents and related agreements and has made an independent determination as to the validity and enforceability thereof, and in executing and delivering this Guarantee to the Buyer, the Guarantor is not in any manner relying upon the validity, and/or enforceability, and/or attachment, and/or perfection of any Liens or security interests of any kind or nature granted by the Seller or any other guarantor to the Buyer, now or at any time and from time to time in the future.

7. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Repurchase Obligations is rescinded or must otherwise be restored or returned by the Buyer upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Seller or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Seller or any substantial part of its property, or otherwise, all as though such payments had not been made.

8. Payments. The Guarantor hereby agrees that the Guarantor Obligations will be paid to the Buyer without set-off or counterclaim in Dollars.

9. Representations and Warranties. The Guarantor hereby represents and warrants that:

(a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the power and authority and the legal right to own and operate its property and to conduct the business in which it is currently engaged;

(b) it has the power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee and the Master Repurchase Agreement, and has taken all necessary action to authorize its execution, delivery and performance of this Guarantee and the Master Repurchase Agreement;

(c) this Guarantee has been duly executed and delivered by the Guarantor and constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as enforceability, may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general, principles of equity (whether enforcement is sought in proceedings in equity or at law);

(d) the execution, delivery and performance of this Guarantee will not violate any provision of the charter, by-laws or other organizational documents of the Guarantor, or any Requirements of Law, or any provision of any security issued by the Guarantor or of any agreement, instrument or other undertaking to which the Guarantor is a party or by which it or any of its property is bound (“Contractual Obligation”), and will not result in or require the creation or imposition of any Lien on any of the properties or revenues of the Guarantor pursuant to any Requirements of Law or Contractual Obligation of the Guarantor;

(e) no consent or authorization of, filing with, notice to, or other act by or in respect of, any Governmental Authority or any other Person (including, without limitation, any stockholder or creditor of the Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee;

(f) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or against any of the Guarantor’s properties or revenues (i) with respect to this Guarantee or any of the transactions contemplated hereby, or (ii) which has any reasonable likelihood of having a Material Adverse Effect;

(g) the Guarantor has filed or caused to be filed all tax returns which are required to be filed (giving due regard to extensions) and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of the Guarantor’s property and all other taxes, fees or other charges imposed on it or any of the Guarantor’s property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which applicable reserves have been provided on the books of the Guarantor); no tax Lien has been filed, and, to the knowledge of the Guarantor, no claim is being asserted, with respect to any such tax, fee or other charge;

(h) all financial statements of the Guarantor, copies of which have been furnished to Buyer if not publicly available on the websites of either the Securities and Exchange Commission or Guarantor, in each case, (i) are, as of the dates and for the periods referred to therein, complete and correct in all material respects, (ii) present fairly the consolidated financial condition and the results of operations of the Guarantor as of the dates and for the periods indicated in all material respects and (iii) with respect to financial statements, have been prepared in accordance with GAAP consistently applied, except as noted therein;

(i) since the date of the most recent publicly filed financial statements, there has been no Material Adverse Effect; and

(j) Guarantor has not engaged in any material “prohibited transactions” as defined in Section 857(b)(6)(B)(iii) and (C) of the Code. Guarantor for its current “tax year” (as defined in the Code) is entitled to a dividends paid deduction under the requirements of Section 857 of the Code with respect to any dividends paid by it with respect to each such year for which it claims a deduction in its Form 1120 REIT filed with the United States Internal Revenue Service for such year.

The Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by the Guarantor on the date of each Transaction under the Master Repurchase Agreement on and as of such Purchase Date and at all times Purchased Assets are subject to a Transaction.

10. Covenants.

(a) The Guarantor covenants and agrees that such Guarantor will not change its legal name or location of its chief executive office without having provided to the Buyer prior written notice of any such change.

(b) The Guarantor covenants and agrees that it will promptly give notice to Buyer of the commencement of, settlement of or material judgment in any litigation, action, suit, arbitration, investigation or other legal or arbitrable proceedings before any Governmental Authority that (i) Guarantor reasonably believes may affect Guarantor or Seller, or any Purchased Asset (but not with respect to underlying mortgage loans associated with a Purchased Asset), (ii) questions or challenges the validity or enforceability of any Repurchase Document or Transaction, or (iii) individually or in the aggregate, if adversely determined, could reasonably be likely to have a Material Adverse Effect.

(c) Guarantor covenants and agrees that it shall at all times (i) maintain its status as a REIT under all applicable laws and regulations and (ii) comply with the conditions and limitations set forth in Section 856(c)(2), (3) and (4) of the Code and any Treasury Regulations promulgated thereunder.

(d) The Guarantor hereby covenants and agrees with the Buyer to comply with and satisfy all financial covenants contained in Section 8.11 of the Master Repurchase Agreement.

11. Event of Default; Remedies. If an Event of Default under the Master Repurchase Agreement shall have occurred and be continuing, the Guarantor agrees that, as between the Guarantor and Buyer, the Guarantor Obligations may be declared to be due for purposes of this Guarantee notwithstanding any stay, injunction or other prohibition which may prevent, delay or vitiate any such declaration as against Seller and that, in the event of any such declaration (or attempted declaration), such Guarantor Obligations shall forthwith become due by the Guarantor for purposes of this Guarantee.

12. Severability. Any provision of this Guarantee which is, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13. Headings. The paragraph headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

14. No Waiver; Cumulative Remedies. The Buyer shall not by any act (except by a written instrument pursuant to paragraph 15 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Buyer, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Buyer of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Buyer would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

15. Waivers and Amendments. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Buyer, provided that any provision of this Guarantee may be waived by the Buyer in a letter or agreement executed by the Buyer and delivered either by facsimile or electronic transmission from the Buyer.

16. Notices. Notices to any of the parties hereunder shall be in writing and sent prepaid by hand delivery, by certified or registered mail, by expedited commercial or postal delivery service, or by facsimile or email if also sent by one of the foregoing, addressed as follows:

If to AG Mortgage Investment Trust, Inc.:

AG Mortgage Investment Trust, Inc.

245 Park Avenue, 26th Floor

New York, NY 10167

Attn: General Counsel

If to Wells Fargo Bank, National Association:

Wells Fargo Bank, National Association

c/o Wells Fargo Securities LLC

301 South College Street, NC0600

Charlotte, North Carolina 28288

Attn: Andrew W. Riebe

Any of the foregoing communications shall be effective when delivered or upon the first attempted delivery on a Business Day.

17. Jurisdiction.

(a) THIS GUARANTEE AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS GUARANTEE, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(b) THE GUARANTOR HEREBY WAIVES TRIAL BY JURY. THE GUARANTOR HEREBY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY COURT OF THE STATE OF NEW YORK, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, ARISING OUT OF OR RELATING TO THE REPURCHASE DOCUMENTS IN ANY ACTION OR PROCEEDING. THE GUARANTOR HEREBY SUBMITS TO, AND WAIVES ANY OBJECTION IT MAY HAVE TO, EXCLUSIVE PERSONAL JURISDICTION AND VENUE IN THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, WITH RESPECT TO ANY DISPUTES ARISING OUT OF OR RELATING TO THE REPURCHASE DOCUMENTS.

18. Integration. This Guarantee represents the agreement of the Guarantor with respect to the subject matter hereof and there are no promises or representations by the Buyer relative to the subject matter hereof not reflected herein.

19. Acknowledgments. The Guarantor hereby acknowledges that:

(a) The Guarantor has been advised by counsel in the negotiation, execution and delivery of this Guarantee; and

(b) the execution of this Guarantee does not create a fiduciary relationship between the Guarantor and the Buyer, and (i) the relationship between the Buyer and the Guarantor is solely that of surety and creditor and (ii) no joint venture exists between the Buyer and the Guarantor or among the Buyer, Seller and the Guarantor.

[Signature pages follow]

IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered as of the date first above written.

AG MORTGAGE INVESTMENT TRUST, INC.

By: AG REIT Management, LLC, its manager
By: Angelo, Gordon & Co., L.P., its investment adviser

/s/ Kirk Wickman
Name:	Kirk Wickman
Title:	Chief Administrative Officer

[Signature Page to Guarantee Agreement - AG Mortgage Investment Trust, Inc.]